Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

17. Income Taxes

Income from continuing operations before income taxes is summarized in the table below.

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Domestic	$890	$927	$897
Foreign	206	235	263

Income from continuing operations before income taxes	$1,096	$1,162	$1,160

The components of the Company’s current and deferred portions of the provision for income taxes on continuing operations are presented in the table below.

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Current income tax provision:
Federal	$185	$197	$77
State and local	35	21	26
Foreign	41	44	69

Subtotal	261	262	172

Deferred income tax provision:
Federal	41	93	97
State and local	—	9	15
Foreign	7	10	12

Subtotal	48	112	124

Total provision for income taxes	$309	$374	$296

A reconciliation of the statutory federal income tax rate to the effective income tax rate on continuing operations of the Company is presented in the table below.

	Year Ended December 31,
	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	2.1	1.7	2.2
Foreign income taxes	(1.6)	(2.0)	(2.6)
Manufacturing benefits	(1.8)	(1.7)	(1.6)
Research and experimentation and other tax credits	(3.4)	(0.5)	(1.1)
Resolution of tax contingencies	(1.0)	(0.9)	(7.7)
Goodwill impairment	—	—	1.2
Other, net	(1.1)	0.6	0.1

Effective income tax rate on continuing operations	28.2%	32.2%	25.5%

The significant components of the Company’s net deferred tax assets and liabilities are presented in the table below.

	December 31,
	2013	2012
	(in millions)
Deferred tax assets:
Inventoried costs	$52	$33
Compensation and benefits	163	113
Pension and postretirement benefits	207	444
Loss carryforwards	24	20
Tax credit carryforwards	7	9
Other	74	47

Gross deferred tax assets	527	666

Less: valuation allowance	(22)	(19)

Net deferred tax assets	505	647

Deferred tax liabilities:
Goodwill and other intangible assets	$726	$657
Income recognition on contracts in process	61	72
Property, plant and equipment	85	71
Long-term debt-CODES	81	73
Other	65	7

Gross deferred tax liabilities	1,018	880

Total net deferred tax liabilities	$(513)	$(233)

The classification of the Company’s deferred tax assets and liabilities are presented in the table below.

	December 31,
	2013	2012
	(in millions)
Current deferred tax assets	$122	$95
Non-current deferred tax liabilities	(635)	(328)

Total net deferred tax liabilities	$(513)	$(233)

At December 31, 2013, the Company had approximately $26 million of capital loss carryforwards that will expire, if unused, beginning in 2016. The realizability of the $9 million resulting deferred tax asset depends on the Company generating a like amount of capital gains before the losses expire. The Company does not believe that it is more likely than not that it will generate sufficient capital gains during this time period, and has therefore established a full valuation allowance against the capital loss carryforward. The Company also has $6 million of Federal net operating loss carryforwards that expire, if unused, between 2026 and 2030 and are subject to limitations based upon the future taxable income of certain subsidiaries, and $34 million of foreign net operating losses that can be carried forward indefinitely. The Company has established a valuation allowance against the resulting $10 million deferred tax asset because it does not believe that it is more likely than not that the subsidiaries with the net operating losses will generate sufficient taxable income to utilize the losses. In addition, the Company had $124 million of state net operating losses that will expire, if unused, between 2016 and 2033 and $10 million of tax credit carryforwards related to state and foreign research and experimentation credits and investment tax credits that will expire, if unused, beginning in 2014. The Company believes that it will generate sufficient taxable income, of the appropriate character, to utilize $72 million of the state net operating losses and substantially all of the state and foreign credit carryforwards before they expire.

As of December 31, 2013, the total amount of unrecognized tax benefits was $159 million, $92 million of which would reduce the effective income tax rate, if recognized. A reconciliation of the change in unrecognized income tax benefits, excluding potential interest and penalties, is presented in the table below.

	2013	2012	2011
	(in millions)
Balance at January 1	$130	$143	$195
Additions for tax positions related to the current year	16	7	9
Additions for tax positions related to prior years	41	9	33
Reductions for tax positions related to prior years	(8)	(13)	(13)
Reductions for tax positions related to settlements with taxing authorities	—	(1)	(5)
Reduction for tax positions related to prior years as a result of a lapse of statute of limitations	(20)	(15)	(76)

Balance at December 31	$159	$130	$143

The Company and its subsidiaries file income tax returns in the U.S. Federal jurisdiction, which is the Company’s primary tax jurisdiction, and various state and foreign jurisdictions. The statutes of limitations for the Company’s U.S. Federal income tax returns for the years ended December 31, 2010 through 2012 are open as of December 31, 2013. The U.S. Internal Revenue Service (IRS) commenced audits of the Company’s U.S. Federal income tax returns for 2011 and 2010. The Company cannot predict the outcome of the audits at this time. As of December 31, 2013, the Company anticipates that unrecognized tax benefits will decrease by approximately $8 million over the next 12 months due to the potential resolution of unrecognized tax benefits involving several jurisdictions and tax periods. The actual amount could vary significantly depending on the ultimate timing and nature of any settlements.

During the years ended December 31, 2013 and 2012, the statutes of limitations for several of the Company’s tax returns, including its 2009 and 2008 U.S. Federal income tax returns, respectively, as well as certain foreign tax returns expired. As a result, the Company reduced its income tax provision by $10 million in both years ended December 31, 2013 and 2012 for the reversal of previously accrued amounts.

During the year ended December 31, 2011, the Company reached an agreement with the IRS relating to the audit of the Company’s 2006 and 2007 U.S. Federal income tax returns. The Company also reached agreement on several state and foreign audits. As a result of these agreements, the Company reversed previously accrued income tax expense of $12 million, including interest and penalties. In addition, the statutes of limitations for the 2006 and 2007 U.S. Federal income tax returns and certain foreign and state tax returns expired in 2011. As a result, the Company reversed $81 million of previously accrued income tax expense, which included interest and penalties.

As of December 31, 2013 and 2012, current and non-current income taxes payable include accrued potential interest of $11 million ($7 million after income taxes) and $11 million ($6 million after income taxes), respectively, and potential penalties of $8 million and $7 million, respectively. With respect to the interest related items, the Company’s income tax expense included a benefit of $2 million and $6 million for the years ended December 31, 2012 and 2011, respectively.

At December 31, 2013, the Company has not provided deferred U.S. income taxes and foreign withholding taxes for $325 million of undistributed earnings by its non-U.S. subsidiaries as such earnings are intended to be reinvested indefinitely. Quantification of additional taxes that may be payable on distribution is not practicable.